UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Under § 240.14a-12

Molecular Templates, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

[X] No fee required

[ ] Fee paid previously with preliminary materials

[ ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! MOLECULAR TEMPLATES, INC. 2023 Annual Meeting Vote by October 26, 2023 11:59 PM ET Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 1 OF 2 322,224 148,294 30# FLASHID-JOB# You invested in MOLECULAR TEMPLATES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on October 27, 2023. Get informed before you vote View the Annual Report, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 15, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* October 27, 2023 10:00 AM EDT Annual Meeting to be held virtually Beneficial Holder at the below URL: http://www.viewproxy.com/MTEMAM/2023 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. MOLECULAR TEMPLATES, INC. 2023 Annual Meeting Vote by October 26, 2023 11:59 PM ET Voting Items Board Recommends 1. Election of Directors Nominees: 1A Eric E. Poma, Ph.D. For 1B Harold E. Selick, Ph.D. For 1C Gabriela Gruia, M.D. For 2 To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023. For 3 To approve, on an advisory basis, the compensation of the Company's named executive officers. For NOTE: To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof. Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. 1.00000 322,224 148,294 FLASHID-JOB#

MOLECULAR TEMPLATES, INC. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on October 27, 2023 at 10:00 a.m. Eastern Time This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Stockholders are available at http://www.viewproxy.com/MTEMAM/2023 . If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before October 20, 2023 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e- mail copies of your proxy materials are provided on the reverse side of this Notice. To the Stockholders of MOLECULAR TEMPLATES, INC. Notice is hereby given that the Annual Meeting of Stockholders of Molecular Templates, Inc. will be held virtually on October 27, 2023 at 10:00 a.m. Eastern Time to consider and vote on the following matters: 1. To elect three directors to serve three-year terms expiring in 2026. 01. Eric E. Poma, Ph.D. 02. Harold E. Selick, Ph.D. 03. Gabriela Gruia, M.D. 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers. The Board of Directors recommends you vote FOR the election of all of the director nominees listed in Proposal 1, and FOR Proposals 2 and 3. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting may be requested by one of the following methods: INTERNET TELEPHONE E-MAIL To view your proxy materials online, go to http://www.viewproxy.com/MTEMAM/2023. Have the 11-digit virtual control number (located below) available when you access the website and follow the instructions. 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit virtual control number (located below) in the subject line. No other requests, instructions, or other inquiries should be included with your e-mail requesting material. You must use the 11-digit virtual control number located in the box below. VIRTUAL CONTROL NUMBER

MOLECULAR TEMPLATES, INC. HOW TO REGISTER FOR THE VIRTUAL ANNUAL MEETING The 2023 Annual Meeting of Stockholders of Molecular Templates, Inc. will be held virtually on October 27, 2023 at 10:00 a.m. Eastern Time. As a registered holder as of the close of business on September 7, 2023, the record date for the Annual Meeting, you may attend the Annual Meeting by first registering at http://www.viewproxy.com/MTEMAM/2023 using your virtual control number (listed on the bottom of the first page). Your registration must be received by 11:59 p.m. Eastern Time on October 26, 2023. On the day of the meeting, you may log in to the meeting using the invitation provided upon registration and follow the instructions to vote your shares. Please have your virtual control number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting are contained in the Proxy Statement and at http://www.viewproxy.com/MTEMAM/2023. PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE The following proxy materials are available to you to review: • Annual Report to Stockholders • Proxy Statement HOW TO ACCESS YOUR PROXY MATERIALS View Online: Have your 11-digit virtual control number in hand and visit http://www.viewproxy.com/MTEMAM/2023. Request and Receive a Paper or E-Mail Copy: By Internet: http://www.viewproxy.com/MTEMAM/2023 By Telephone: 1-877-777-2857 TOLL FREE By E-Mail: requests@viewproxy.com. Please include the company name and your 11-digit virtual control number in the subject line; do not include any other text or message in the e-mail. VOTING METHODS Via Internet Prior to the Annual Meeting: Go to http://www.viewproxy.com/MTEMAM/2023. Have your 11-digit virtual control number available and follow the prompts. Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Internet During the Annual Meeting: Go to http://www.viewproxy.com/MTEMAM/2023. Have your 11-digit virtual control number available and follow the prompts. Via Mail Prior to the Annual Meeting: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail. Via Telephone Prior to the Annual Meeting: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone.